UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2021 (April 20, 2021)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On April 20, 2021, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter ended March 30, 2021. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)

The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Three Months Ended
	March 31,	December 31,	March 31,	March 31,
(Dollars in thousands)	2021	2020	2020	2021	2020

Core non-interest expense:
Total non-interest expense	$37,987	$33,250	$34,325	$37,987	$34,325
Less: acquisition-related expenses	1,911	77	31	1,911	31
Less: pension settlement charges	—	4	368	—	368
Less: severance expenses	49	771	13	49	13
Less: COVID-19-related expenses	292	126	140	292	140
Core non-interest expense	$35,735	$32,272	$33,773	$35,735	$33,773

	Three Months Ended			Three Months Ended
	March 31,	December 31,	March 31,	March 31,
(Dollars in thousands)	2021	2020	2020	2021	2020

Efficiency ratio:
Total non-interest expense	37,987	$31,805	34,325	37,987	34,325
Less: amortization of other intangible assets	620	909	729	620	729
Adjusted non-interest expense	$37,367	$30,896	$33,596	$37,367	$33,596

Total non-interest income	$16,903	$16,501	$15,737	$16,903	$15,737
Less: net gain on investment securities	(336)	(751)	319	(336)	319
Less: net loss on asset disposals and other transactions	(27)	(53)	(87)	(27)	(87)
Total non-interest income, excluding net gains and losses	$17,266	$17,305	$15,505	$17,266	$15,505

Net interest income	$35,578	$34,308	$34,636	$35,578	$34,636
Add: fully tax-equivalent adjustment (a)	257	251	272	69,840	71,862
Net interest income on a fully tax-equivalent basis	$35,835	$34,559	$34,908	$105,418	$106,498

Adjusted revenue	$53,101	$51,864	$50,413	$122,684	$122,003

Efficiency ratio	70.37%	59.57%	66.64%	30.46%	27.54%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$35,235	$32,272	$33,773	$35,735	$33,773
Less: amortization of other intangible assets	620	909	729	620	729
Adjusted core non-interest expense	$34,615	$31,363	$33,044	$35,115	$33,044

Adjusted revenue	$53,101	$51,864	$50,413	$122,684	$122,003

Efficiency ratio adjusted for non-core items	65.19%	60.47%	65.55%	28.62%	27.08%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

(Dollars in thousands, except per share data)	March 31,	December 31,	March 31,	December 31,	March 31,
	2021	2020	2020	2019	2019

Tangible equity:
Total stockholders' equity	$578,893	$575,673	$566,856	$569,177	$583,721
Less: goodwill and other intangible assets	184,007	184,597	185,397	176,625	177,447
Tangible equity	$394,886	$391,076	$381,459	$392,552	$406,274

Tangible assets:
Total assets	$5,143,052	$4,760,764	$4,911,807	$4,985,819	$4,469,120
Less: goodwill and other intangible assets	184,007	184,597	185,397	176,625	177,447
Tangible assets	$4,959,045	$4,576,167	$4,726,410	$4,809,194	$4,291,673

Tangible book value per common share:
Tangible equity	$394,886	$391,076	$381,459	$392,552	$406,274
Common shares outstanding	19,629,633	19,563,979	19,721,783	19,925,083	20,346,843

Tangible book value per common share	$20.12	$19.99	$19.34	$19.70	$19.97

Tangible equity to tangible assets ratio:
Tangible equity	$394,886	$391,076	$381,459	$392,552	$406,274
Tangible assets	$4,959,045	$4,576,167	$4,726,410	$4,809,194	$4,291,673

Tangible equity to tangible assets	7.96%	8.55%	8.07%	8.16%	9.47%

	Three Months Ended			Three Months Ended
	March 31,	December 31,	March 31,	March 31,
(Dollars in thousands, except per share data)	2021	2020	2020	2021	2020

Pre-provision net revenue:
Income before income taxes	$19,243	$24,836	$(921)	$16,757	$(5,835)
Add: provision for credit losses (a)	(4,749)	—	16,969	(4,749)	1,368
Add: loss on OREO	—	119	17	—	54
Add: loss on investment securities	336	751	—	336	57
Add: loss on other assets	27	—	70	27	504
Less: gain on OREO	—	—	—	—	—
Less: gain on investment securities	—	—	319	—	127
Less: gain on other transactions	—	22	—	—	5
Pre-provision net revenue	$14,857	$18,407	$15,816	$12,371	$(3,984)
Total average assets	$4,912,076	$4,837,978	$4,381,627	$4,912,076	$4,179,663

Pre-provision net revenue to total average assets (annualized)	1.23%	1.51%	1.45%	0.40%	0.03%

Weighted-average common shares outstanding – diluted	19,436,311	19,442,284	20,538,214	19,436,311	20,538,214
Pre-provision net revenue per common share – diluted	$0.76	$0.89	$0.92	$0.76	$2.44
(a) On January 1, 2020, Peoples adopted ASU 2016-13 and adopted the CECL model. Prior to the adoption of CECL, the provision for (recovery of) credit losses was the "provision for (recovery of) loan losses." The provision for credit losses includes changes related to the allowance for credit losses on loans, which includes purchased credit deteriorated loans, held-to-maturity investment securities, and the unfunded commitment liability.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Three Months Ended
	March 31,	December 31,	March 31,	March 31,
(Dollars in thousands)	2021	2020	2020	2020	2019

Annualized net income adjusted for non-core items:
Net income	$15,463	$20,573	$(765)	$15,463	$(765)
Less: net gain on investment securities	(336)	—	319	(336)	319
Add: tax effect of net gain on investment securities (a)	—	—	67	—	67
Add: net loss on asset disposals and other transactions	27	53	87	27	87
Less: tax effect of net loss on asset disposals and other transactions (a)	6	11	18	6	18
Add: acquisition-related expenses	1,911	77	31	1,911	31
Less: tax effect of acquisition-related expenses (a)	401	16	7	401	7
Add: pension settlement charges	—	4	368	—	368
Less: tax effect of pension settlement charges (a)	—	1	77	—	77
Add: severance expenses	49	771	13	49	13
Less: tax effect of severance expenses (a)	10	162	3	10	3
Add: COVID-19-related expenses	292	126	140	292	140
Less: tax effect of COVID-19-related expenses (a)	61	26	29	61	29
Net income adjusted for non-core items (after tax)	$17,865	$21,981	$(512)	$17,865	$(512)

Days in the period	90	92	91	90	91
Days in the year	365	366	366	365	366
Annualized net income	$62,711	$81,845	$(3,077)	$62,711	$(3,077)
Annualized net income adjusted for non-core items (after tax)	$72,453	$87,446	$(2,059)	$72,453	$(2,059)
Return on average assets:
Annualized net income	$62,711	$81,845	$(3,077)	$62,711	$(3,077)
Total average assets	$4,912,076	$4,837,978	$4,381,627	$4,804,686	$4,179,663
Return on average assets	1.28%	1.69%	(0.07)%	1.31%	(0.07)%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items (after tax)	$72,453	$87,446	$(2,059)	$72,453	$(2,059)
Total average assets	$4,912,076	$4,837,978	$4,381,627	$4,804,686	$4,179,663
Return on average assets adjusted for non-core items	1.47%	1.81%	(0.05)%	1.51%	(0.05)%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01.     Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits
See Index to Exhibits which follows:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 23, 2021	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on April 20, 2021 to discuss results of operations for the quarter ended March 31, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.